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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                 April 27, 2004

                            LIFEPOINT HOSPITALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

  Delaware                      0-29818                      52-2165845
(State or Other              (Commission File            (I.R.S. Employer
 Jurisdiction of                  Number)                 Identification
 Incorporation)                                                Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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Item 7.       Financial Statements and Exhibits.

              (a) Financial statements of businesses acquired.

                           None required

              (b) Pro forma financial information.

                           None required

              (c) Exhibits.

                           99    Copy of press release issued by the Company on
                                  April 27, 2004.

Item 12.      Results of Operations and Financial Condition.

              On April 27, 2004, LifePoint Hospitals, Inc. (the "Company") issued a press release with respect to results for its first quarter ended March 31, 2004. See the press release attached as
              Exhibit 99.





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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFEPOINT HOSPITALS, INC.


                                            By: /s/ Michael J. Culotta
                                                --------------------------------
                                                Michael J. Culotta
                                                Chief Financial Officer



Date:    April 27, 2004



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                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibits

  99        Copy of press release issued by the Company on April 27, 2004.











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